EXHIBIT 10.39(r)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

AMENDMENT No. 18 TO PURCHASE AGREEMENT DCT-014/2004

This Amendment No. 18 to Purchase Agreement DCT-014/2004, dated as of January 12, 2007 (“Amendment No. 18”) relates to the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 18 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 18 sets forth additional agreements between Embraer and Buyer relative *** Buyer’s exercise of an assigned option to purchase eight (8) Embraer 175 model aircraft.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 18, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 18 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 18 shall control.

WHEREAS,

In connection with an amendment to the jet service agreement between US Airways, Inc., and Buyer, US Airways Group, Inc. (“US Airways Group”) desires to assign to Buyer, and Buyer desires to accept the assignment of, options to purchase eight (8) EMBRAER 175 model aircraft (the “Eight US Airways 175 Option Aircraft”) held by US Airways Group pursuant to the Amended and Restated Purchase Agreement DCT-021/03 between US Airways Group and Embraer (as amended, the “US Airways Purchase Agreement”);

Embraer is willing to consent to the assignment of such options pursuant to the Second Option Aircraft Conversion, Purchase Right Assignment and Manufacturer’s Consent dated as of the date hereof, among US Airways Group, Buyer and Embraer (the “US Airways 175 Assignment”), ***; and

In connection with the Parties’ agreement above mentioned, the Parties have now agreed to amend the Purchase Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.	Firm Aircraft

1.1	Buyer hereby exercises the option to purchase the Eight US Airways 175 Option Aircraft. ***

1.2	The table containing the delivery schedule in Article 5.1 of the Purchase Agreement is hereby deleted in its entirely and replaced with the following:

Firm A/C	Delivery Month	***	***	Firm A/C	Delivery Month	***	***
49	Jan 07	***	***	68	***	***	***
50	***	***	***	69	***	***	***
51	***	***	***	70	***	***	***
52	***	***	***	71	***	***	***
53	***	***	***	72	***	***	***
54	***	***	***	73	***	***	***
55	***	***	***	74	***	***	***
56	***	***	***	75	***	***	***
57	***	***	***	76	***	***	***
58	***	***	***	77	***	***	***
59	***	***	***	78	***	***	***
60	***	***	***	79	***	***	***
61	***	***	***	80	***	***	***
62	***	***	***	81	***	***	***
63	***	***	***	82	***	***	***
64	***	***	***	83	***	***	***
65	***	***	***	84	***	***	***
66	***	***	***	85	***	***	***
67	***	***	***	86	Jul 08	***	***
_____________
*** Confidential

Note: The first 48 EMBRAER 170 Aircraft (Aircraft #1 to # 48) were already delivered.

2.	Attachment "B": *** is hereby***.

3.	Effect of US Airways 175 Assignment:

3.1
Buyer’s sole rights against Embraer and obligations to Embraer with respect to the aircraft positions that are the subject the US Airways 175 Assignment shall be its rights and obligations with respect to the eight (8) firm order EMBRAER 175 Aircraft ***.

3.2	Buyer agrees that it has no rights *** in connection with the US Airways 175 Assignment.

All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 18 shall remain valid in full force and effect without any change.

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_____________
*** Confidential

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 18 to Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.

By /s/ Satoshi Yokota	By /s/ Bryan Bedford

Name: Satoshi Yokota Title: Executive Vice President Engineering and Development	Name: Bryan Bedford Title: President

By /s/ José Luis D. Molina	Date: January 12, 2007
Place: Indianapolis
Name: José Luis D. Molina Title: Director of Contracts Airline Market Date: January 12th, 2007 Place: Sao José Dos Campos, SP, Brazil

Witness: /s/ Carlos Martins Dutra	Witness: /s/ Lars-Erik Arnell

Name: Carlos Martins Dutra	Name: Lars-Erik Arnell

Acknowledged and agreed by Republic Airways Holdings Inc. with respect to all terms of this Amendment No. 18 and all previous amendments, in its capacity as “Guarantor” pursuant to the Guaranty by it to Embraer dated March 19, 2004.

Republic Airways Holdings Inc.

By /s/ Bryan Bedford

Name: Bryan Bedford Title: President

By /s/ Lars-Erik Arnell

Name: Lars-Erik Arnell Title: Vice President of Corporate Development

Date: January 12, 2007
Place: Indianapolis